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                                                                    EXHIBIT 99.1

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                           PURCHASE AND SALE AGREEMENT

                          Dated as of December 15, 2000

                                     between

                               KBK FINANCIAL, INC.
                                as the Originator

                                       and

                            KBK ACCEPTANCE COMPANY LP

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                                                     Purchase and Sale Agreement

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                                TABLE OF CONTENTS

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                                                                                                    Page
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                                    ARTICLE I
                         AGREEMENT TO PURCHASE AND SELL

SECTION 1.1 Agreement To Purchase and Sell ..................................................         2
SECTION 1.2 Timing of Purchases .............................................................         3
SECTION 1.3 Consideration for Purchases .....................................................         3
SECTION 1.4 Purchase and Sale Termination Date ..............................................         4
SECTION 1.5 Intention of the Parties ........................................................         4

                                   ARTICLE II
                 PURCHASE REPORT; CALCULATION OF PURCHASE PRICE

SECTION 2.1 Purchase Report .................................................................         4
SECTION 2.2 Calculation of Purchase Price ...................................................         4

                                   ARTICLE III
                            PAYMENT OF PURCHASE PRICE

SECTION 3.1 Initial Purchase Price Payment ..................................................         5
SECTION 3.2 Subsequent Purchase Price Payments ..............................................         5
SECTION 3.3 Settlement as to Specific Receivables and Dilution ..............................         6
SECTION 3.4 Reconveyance of Receivables .....................................................         7

                                   ARTICLE IV
                             CONDITIONS OF PURCHASES

SECTION 4.1 Conditions Precedent to Initial Purchase ........................................         7
SECTION 4.2 Certification as to Representations and Warranties ..............................         8

                                    ARTICLE V
                      REPRESENTATIONS AND WARRANTIES OF KBK

SECTION 5.1 Organization and Good Standing ..................................................         8
SECTION 5.2 Due Qualification ...............................................................         8
SECTION 5.3 Power and Authority; Due Authorization ..........................................         9
SECTION 5.4 Valid Sale; Binding Obligations .................................................         9
SECTION 5.5 No Violation ....................................................................         9
SECTION 5.6 Proceedings .....................................................................         9
SECTION 5.7 Bulk Sales Acts .................................................................         9
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                                       i            Purchase and Sale Agreement

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
SECTION 5.8  Government Approvals ...................................................        10
SECTION 5.9  Financial Condition ....................................................        10
SECTION 5.10 Licenses, Contingent Liabilities, and Labor Controversies ..............        10
SECTION 5.11 Margin Regulations .....................................................        10
SECTION 5.12 Quality of Title .......................................................        10
SECTION 5.13 Accuracy of Information ................................................        11
SECTION 5.14 Offices ................................................................        11
SECTION 5.15 Trade Names ............................................................        11
SECTION 5.16 Taxes ..................................................................        11
SECTION 5.17 Compliance with Applicable Laws ........................................        11
SECTION 5.18 Reliance on Separate Legal Identity ....................................        11

                                   ARTICLE VI
                                COVENANTS OF KBK

SECTION 6.1 Affirmative Covenants ...................................................        12
SECTION 6.2 Reporting Requirements ..................................................        13
SECTION 6.3 Negative Covenants ......................................................        14

                                   ARTICLE VII
                      ADDITIONAL RIGHTS AND OBLIGATIONS IN
                             RESPECT OF RECEIVABLES

SECTION 7.1 Rights of the Company ...................................................        15
SECTION 7.2 Responsibilities of KBK .................................................        15
SECTION 7.3 Further Action Evidencing Purchases .....................................        16
SECTION 7.4 Application of Collections ..............................................        16

                                  ARTICLE VIII
                      PURCHASE AND SALE TERMINATION EVENTS

SECTION 8.1 Purchase and Sale Termination Events ....................................        16
SECTION 8.2 Remedies ................................................................        17

                                   ARTICLE IX
                                 INDEMNIFICATION

SECTION 9.1 Indemnities by KBK ......................................................        17



                                       ii           Purchase and Sale Agreement
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                                    ARTICLE X
                                  MISCELLANEOUS

SECTION 10.1  Amendments, etc .................................................................        19
SECTION 10.2  Notices, etc ....................................................................        19
SECTION 10.3  No Waiver; Cumulative Remedies ..................................................        19
SECTION 10.4  Binding Effect; Assignability ...................................................        20
SECTION 10.5  Governing Law ...................................................................        20
SECTION 10.6  Costs, Expenses and Taxes .......................................................        20
SECTION 10.7  SUBMISSION TO JURISDICTION ......................................................        20
SECTION 10.8  WAIVER OF JURY TRIAL ............................................................        21
SECTION 10.9  Captions and Cross References; Incorporation by Reference .......................        21
SECTION 10.10 Execution in Counterparts .......................................................        21
SECTION 10.11 Acknowledgment and Agreement ....................................................        21
SECTION 10.12 No Proceeding ...................................................................        21
SECTION 10.13 Limited Recourse ................................................................        22

                                    SCHEDULES
Schedule 5.6  Proceedings
Schedule 5.14 Office Locations
Schedule 5.15 Trade Names

                                    EXHIBITS
Exhibit A Form of Purchase Report
Exhibit B Form of Company Note
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                                       iii          Purchase and Sale Agreement

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         THIS PURCHASE AND SALE AGREEMENT (this "Agreement"), dated as of
December 15, 2000, is entered into between KBK FINANCIAL, INC., a Delaware corporation ("KBK"), and KBK ACCEPTANCE COMPANY LP, a Texas limited partnership
(the "Company").

                                   BACKGROUND:

         1. The Company is a special purpose limited partnership, all of the issued and outstanding partnership interests of which are indirectly owned by KBK;

         2. KBK generates Receivables in the ordinary course of its businesses;

         3. KBK wishes to sell Receivables to the Company, and the Company is willing to purchase Receivables from KBK, on the terms and subject to the conditions set forth herein;

         4. KBK and the Company intend this transaction to be a true sale of Receivables by KBK to the Company, providing the Company with the full benefits of ownership of the Receivables and not to be characterized as a loan from the Company to KBK;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

                                  DEFINITIONS:

         Capitalized terms used herein but not defined herein have meanings set forth in the Receivables Financing Agreement. In addition, the following terms have the following respective meanings:

         "Closing Date" means December 15, 2000.

         "Company" has the meaning set forth in the Preamble.

         "Cut-off Date" means December 15, 2000.

         "Days' Sales Outstanding" means, for any Collection Period, an amount computed as of the last day of such Collection Period equal to: (a) the average of the Outstanding Balance of all Receivables as of the last day of each of the three most recent Collection Periods ended on the last day of such Collection
Period divided by (b)(i) the aggregate new Receivables generated by KBK during the three Collection Period ended on or before the last day of such Collection
Period divided by (ii) 90.

         "KBK" has the meaning set forth in the Preamble.



                                                     Purchase and Sale Agreement
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         "Obligor" means any Obligor or Customer (as such term is defined in the
Receivables Financing Agreement).

         "Payment Date" means two Business Days following the applicable
Transfer Date.

         "Prime Rate" means a per annum rate equal to the "Prime Rate" as published in the "Money Rates" section of The Wall Street Journal or if such information ceases to be published in The Wall Street Journal, such other publication as determined by the Administrative Agent in its reasonable discretion.

         "Purchase and Sale Indemnified Amounts" has the meaning set forth in
Section 9.1.

         "Purchase and Sale Indemnified Party" has the meaning set forth in
Section 9.1.

         "Purchase and Sale Termination Date" has the meaning set forth in
Section 8.1.

         "Purchase Commitment" means the commitment of the Company to purchase
Receivables from KBK under this Agreement.

         "Purchase Price" has the meaning set forth in Section 2.2.

         "Purchase Report" has the meaning set forth in Section 2.1.

         "Receivables Financing Agreement" means the Receivables Financing
Agreement, dated as of December 15, 2000, among the Company, as the Borrower;
KBK, as the initial Servicer; Autobahn Funding Co. LLC, as the Lender, DG Bank
Deutsche Genossenschaftsbank AG, as the Administrative Agent, and Bank One,
N.A., as the Collateral Agent; as the same may from time to time be amended, modified or supplemented.

         "Related Right" has the meaning set forth in Section 1.1.

         "Transfer Date" means each Business Day on which Receivables are transferred from KBK to the Company.

                                    ARTICLE I
                         AGREEMENT TO PURCHASE AND SELL

         SECTION 1.1 Agreement To Purchase and Sell. (a) On the terms and subject to the conditions set forth in this Agreement, KBK agrees to sell to the Company, and the Company agrees to purchase from KBK, from time to time on or after the Closing Date, but before the Purchase and Sale Termination Date, all of KBK's right, title and interest in and to:



                                        2            Purchase and Sale Agreement
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          (i) each Receivable of KBK and the related Receivable Files and all other instruments, agreements, applications, files, documents and information relating to the Receivables;

          (ii) all rights of KBK with respect to Obligor Collateral, and all rights to, but not the obligations, of KBK under the Underlying Documents;

          (iii) all monies due or to become due to KBK with respect to any of the foregoing, including, without limitation, (i) all funds received by KBK, the Company or the Servicer from or on behalf of the Obligors, in payment of any amounts owed (including, without limitation, invoice price, finance charges, interest and all other charges) in respect of Receivables;
     (ii) all amounts (including any insurance proceeds) to be applied by the Company or the Servicer to any amount owed in respect of any Receivable, and (iii) in respect of Receivables, all net proceeds of sale or other disposition of repossessed goods or other collateral or property of the Obligors or any other parties directly or indirectly liable for payment of such Receivables; and

          (iv) all proceeds and products of any of the foregoing (as defined in the applicable UCC).

         The Company's foregoing rights described in clauses (ii) through (iv) are collectively referred to herein as the "Related Rights".

         (b) All purchases hereunder shall be made without recourse, but shall be made pursuant to, and in reliance upon, the representations, warranties and covenants of KBK set forth in this Agreement and each other Transaction
Document. No obligation or liability to any Obligor on any Receivable is intended to be assumed by the Company hereunder, and any such assumption is expressly disclaimed.

     SECTION 1.2 Timing of Purchases.

             (a) Closing Date Purchases. Each Receivable, together with the
Related Rights, that were generated by KBK prior to the Cut-off Date shall be deemed to have been sold by KBK to the Company on the Closing Date.

             (b) Subsequent Purchases. After the Closing Date, until the
Purchase and Sale Termination Date, each Receivable, together with the Related
Rights, generated by KBK shall be deemed to have been sold by KBK to the Company immediately (and without further action) upon the creation of such Receivable.

     SECTION 1.3 Consideration for Purchases. On the terms and subject to the conditions set forth in this Agreement, the Company agrees to make Purchase
Price payments to KBK in accordance with Article III.



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     SECTION 1.4 Purchase and Sale Termination Date. The "Purchase and Sale
Termination Date" shall be the earlier to occur of (a) the date on which the
Purchase Commitment is terminated pursuant to Section 8.2 and (b) the Business
Day immediately following the day on which KBK shall have given written notice to the Company at or prior to 10:00 a.m. (New York City time) that KBK desires to terminate this Agreement.

     SECTION 1.5 Intention of the Parties. It is the express intent of the parties hereto that the sale and transfer of the Receivables (together with the Related Rights) by KBK to the Company, as contemplated by this Agreement be, and be treated as, sales (without recourse except as provided herein) of all of KBK's right, title and interest in, to and under the Receivables (together with the Related Rights), and not as loans secured by the Receivables and Related
Rights. If, however, notwithstanding the intent of the parties, such transactions are deemed to be loans, KBK hereby grants to the Company a first priority security interest in all of KBK's right, title and interest in and to the Receivables and the Related Rights now existing and hereafter created by KBK, all monies due or to become due and all amounts received with respect thereto, and all proceeds thereof, to secure all of KBK's obligations hereunder and this Agreement shall be treated as a security agreement under applicable law.

                                   ARTICLE II
                 PURCHASE REPORT; CALCULATION OF PURCHASE PRICE

     SECTION 2.1 Purchase Report. On the Closing Date and on each Distribution
Date, the Servicer shall deliver to the Company and KBK a report in substantially the form of Exhibit A (each such report being herein called a "Purchase Report") setting forth, among other things:

         (a) Receivables purchased by the Company from KBK on the Closing Date
(in the case of the Purchase Report to be delivered on the Closing Date);

         (b) Receivables purchased by the Company from KBK during the period commencing on the Distribution Date immediately preceding such Distribution Date to (but not including) such Distribution Date (in the case of each subsequent
Purchase Report); and

         (c) the calculations of reductions of the Purchase Price for any Receivables as provided in Section 3.3 (a) and (b).

     SECTION 2.2 Calculation of Purchase Price. The "Purchase Price" to be paid by the Company to KBK for the Receivables purchased hereunder shall equal: (a) if such Receivable is a Loan Receivable, the Outstanding Balance of such Loan
Receivable as of the applicable Transfer Date, and (b) if such Receivable is a Purchased Receivable, a sum determined in accordance with the following formula:



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             PP    =       OB x FMVD

             where:

             PP    =         Purchase Price for each Receivable as calculated
                             on the relevant Payment Date.

             OB    =         The Outstanding Balance of such Receivable on the
                             relevant Transfer Date.

             FMVD=           Fair Market Value Discount, as measured on such
                             Transfer Date, which is equal to the quotient
                             (expressed as percentage) of (a) one divided by (b) the sum of (i) one, plus (ii) the product of (A) the Prime Rate on such Transfer Date and (B) a fraction, the numerator of which is the Days' Sales
                             Outstanding (calculated as of the last day of the Collection Period next preceding such Transfer
                             Date) and the denominator of which is 365.

                                   ARTICLE III
                            PAYMENT OF PURCHASE PRICE

     SECTION 3.1 Initial Purchase Price Payment. On the terms and subject to the conditions set forth in this Agreement, the Company agrees to pay to KBK the Purchase Price for the purchase to be made from KBK on the Closing Date partially in cash (to the extent the Company has cash available therefor) and the remainder by issuing a promissory note in the form of Exhibit B (such promissory note, as it may be amended, supplemented, indorsed or otherwise modified from time to time, together with all promissory notes issued from time to time in substitution therefor or renewal thereof in accordance with the Transaction Documents, each being herein called a "Company Note").

     SECTION 3.2 Subsequent Purchase Price Payments. On each Payment Date subsequent to the Closing Date, on the terms and subject to the conditions set forth in this Agreement, the Company shall pay to KBK the Purchase Price for the Receivables generated by KBK on the related Transfer Date:

         First, in cash to the extent the Company has cash available therefor;
and

         Second, to the extent any portion of the Purchase Price remains unpaid, the principal amount outstanding under the applicable Company Note shall be increased by an amount equal to such remaining Purchase Price.

The Servicer shall make all appropriate record keeping entries with respect to the Company Note to reflect the foregoing payments and reductions made pursuant to Section 3.3, and the Servicer's books and records shall constitute rebuttable presumptive evidence of the principal amount of, and



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accrued interest on, the Company Note at any time. Furthermore, the Servicer shall hold the Company Note for the benefit of KBK. KBK hereby irrevocably authorizes the Servicer to mark the Company Note "CANCELED" and to return such Company Note to the Company upon the final payment thereof after the occurrence of the Purchase and Sale Termination Date.

     SECTION 3.3 Settlement as to Specific Receivables and Dilution.

         (a) If, on the day of purchase of any Receivable from KBK hereunder, any of the representations or warranties set forth in Sections 5.4 and 5.12 are not true with respect to such Receivable or as a result of any action or inaction of KBK, on any subsequent day, any of such representations or warranties set forth in Sections 5.4 and 5.12 is no longer true with respect to such Receivable, then the Purchase Price with respect to such Receivable shall be reduced by an amount equal to the Outstanding Balance of such Receivable and shall be accounted to KBK as provided in clause (c) below; provided, that if the Company thereafter receives payment on account of Collections due with respect to such Receivable, the Company promptly shall deliver such funds to KBK.

         (b) If, on any day, the Outstanding Balance of any Receivable purchased hereunder is reduced or adjusted as a result of any defective, rejected, returned goods or services, or any discount or other adjustment made by KBK, the Company, any Customer or the Servicer or any setoff or dispute between KBK, any Customer or the Servicer and an Obligor as indicated on the books of the Company
(or, for periods prior to the Closing Date, the books of KBK), then the Purchase
Price with respect to such Receivable shall be reduced by the amount of such net reduction and shall be accounted to KBK as provided in clause (c) below.

         (c) Any reduction in the Purchase Price of any Receivable pursuant to clause (a) or (b) above shall be applied as a credit for the account of the Company against the Purchase Price of Receivables subsequently purchased by the Company from KBK hereunder; provided, however if there have been no purchases of Receivables from KBK (or insufficiently large purchases of Receivables) to create a Purchase Price sufficient to so apply such credit against, the amount of such credit

          (i) shall be paid in cash to the Company by KBK in the manner and for application as described in the following proviso, or

          (ii) shall be deemed to be a payment under, and shall be deducted from the principal amount outstanding under, the Company Note payable to KBK;

provided, further, that at any time (y) when a Termination Event or Unmatured
Termination Event exists under the Receivables Financing Agreement or (z) on or after the Purchase and Sale Termination Date, the amount of any such credit shall be paid by KBK to the Company by deposit in immediately available funds into the relevant Lock-Box Account for application by the Servicer to the same extent as if Collections of the applicable Receivable in such amount had actually been received on such date.



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     SECTION 3.4 Reconveyance of Receivables. In the event that KBK has paid to the Company the full Outstanding Balance of any Receivable pursuant to Section
3.3, the Company shall reconvey such Receivable to KBK, without representation or warranty, but free and clear of all liens, security interests, charges, and encumbrances created by the Company.

                                   ARTICLE IV
                             CONDITIONS OF PURCHASES

     SECTION 4.1 Conditions Precedent to Initial Purchase. The initial purchase hereunder is subject to the condition precedent that the Servicer (on the Company's behalf) shall have received, on or before the Closing Date, the following, each (unless otherwise indicated) dated the Closing Date, and each in form and substance satisfactory to the Servicer (acting on the Company's behalf):

         (a) An executed copy of the Originator Assignment Certificate;

         (b) A copy of the resolutions of the Board of Directors of KBK approving the Transaction Documents to be delivered by it and the transactions contemplated hereby and thereby, certified by the Secretary or Assistant
Secretary of KBK;

         (c) Good standing certificates for KBK issued as of a recent date acceptable to the Servicer by the Secretary of State of the jurisdiction of KBK's incorporation and the jurisdiction where KBK's chief executive office is located;

         (d) A certificate of the Secretary or Assistant Secretary of KBK certifying the names and true signatures of the officers authorized on such Person's behalf to sign the Transaction Documents to be delivered by it (on which certificate the Servicer and the Company may conclusively rely until such time as the Servicer shall receive from such Person a revised certificate meeting the requirements of this clause (d));

         (e) The certificate or articles of incorporation of KBK, together with a copy of the by-laws of KBK, each duly certified by the Secretary or an Assistant Secretary of KBK;

         (f) Originals of the proper financing statements (Form UCC-1) that have been duly executed and name KBK as the debtor/seller and the Company as the secured party/purchaser (and the Collateral Agent, as assignee of the Company) of the Receivables generated by KBK as may be necessary or, in the Collateral
Agent's reasonable opinion, desirable under the UCC of all appropriate jurisdictions to perfect the Company's ownership interest in all Receivables and the Related Rights in which an ownership or security interest may be assigned to it hereunder;

         (g) A written search report listing all effective financing statements that name KBK as debtors or sellers and that are filed in the jurisdictions in which filings were made pursuant to the foregoing clause (f), together with copies of such financing statements (none of which, unless terminated or assigned to the Collateral Agent and except for those described in the foregoing clause (f), shall cover any Receivable or the Related Rights which are to be sold to the Company



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hereunder), and tax and judgment lien search reports from a Person satisfactory to the Servicer showing no evidence of such liens filed against KBK;

         (h) A favorable opinion of Locke Liddell & Sapp LLP, counsel to KBK, in form and substance satisfactory to the Administrative Agent and Royal.

         (i) A Company Note in favor of KBK, duly executed by the Company; and

         (j) A certificate from an officer of KBK to the effect that the Servicer and KBK have placed on the most recent, and have taken all steps reasonably necessary to ensure that there shall be placed on each subsequent, data processing report that it generates which are of the type that a proposed purchaser or lender would use to evaluate the Receivables, the following legend
(or the substantive equivalent thereof): "THE RECEIVABLES DESCRIBED HEREIN HAVE
BEEN SOLD PURSUANT TO A PURCHASE AND SALE AGREEMENT, DATED AS OF NOVEMBER 30,
2000, AS THE SAME MAY FROM TO TIME TO TIME BE AMENDED, SUPPLEMENTED OR OTHERWISE
MODIFIED, BETWEEN KBK FINANCIAL, INC., AS ORIGINATOR; AND KBK ACCEPTANCE COMPANY
LP, AS PURCHASER AND AN SECURITY INTEREST IN THE RECEIVABLES (INCLUDING THE
RELATED RIGHTS) DESCRIBED HEREIN HAS BEEN PLEDGED TO BANK ONE, N.A., AS THE
COLLATERAL AGENT, FOR THE BENEFIT OF THE SECURED PARTIES, PURSUANT TO A SECURITY
AGREEMENT, DATED AS OF NOVEMBER 30, 2000, AS THE SAME MAY FROM TO TIME TO TIME
BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED, AMONG KBK ACCEPTANCE COMPANY LP
AND BANK ONE, N.A., AS THE COLLATERAL AGENT."

     SECTION 4.2 Certification as to Representations and Warranties. KBK, by accepting the Purchase Price related to each purchase of Receivables generated by KBK, shall be deemed to have certified that the representations and warranties contained in Article V are true and correct on and as of such day, with the same effect as though made on and as of such day.

                                    ARTICLE V
                      REPRESENTATIONS AND WARRANTIES OF KBK

     In order to induce the Company to enter into this Agreement and to make purchases hereunder, KBK hereby makes, with respect to itself, the representations and warranties set forth in this Article V.

     SECTION 5.1 Organization and Good Standing. KBK has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted.

       SECTION 5.2 Due Qualification. KBK is duly licensed and in good standing in the jurisdiction where its chief executive office is located and is qualified to do business as a foreign corporation in good standing in all other jurisdictions in which (a) the ownership or lease of its



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


property or the conduct of its business requires such licensing or qualification and (b) the failure to would be reasonably likely to have a Material Adverse
Effect.

     SECTION 5.3 Power and Authority; Due Authorization. KBK has (a) all necessary power, right (i) to execute and deliver, and perform its obligations under, each to which it is a party and (ii) to generate, own, sell and assign
Receivables on the terms and subject to the conditions herein and therein provided; and (b) duly authorized such execution and delivery and such sale and assignment and the performance of such obligations by all necessary corporate action.

     SECTION 5.4 Valid Sale; Binding Obligations. Each sale of Receivables made by KBK pursuant to this Agreement shall constitute a valid sale, transfer and assignment of Receivables to the Company, enforceable against creditors of, and purchasers from, KBK; and this Agreement constitutes, and each other Transaction
Document to be signed by KBK, when duly executed and delivered, will constitute, a legal, valid, and binding obligation of KBK, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

     SECTION 5.5 No Violation. The consummation of the transactions contemplated by this Agreement and the other Transaction Documents and the fulfillment of the terms hereof or thereof, will not (a) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under (i) KBK's certificate or articles of incorporation or bylaws or (ii) any material indenture, loan agreement, mortgage, deed of trust, or other material agreement or instrument to which it is a party or by which it is bound, (b) result in the creation or imposition of any Adverse Claim upon any of its properties pursuant to the terms of any such indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument, other than the Transaction Documents, or (c) violate any law or any order, rule or regulation applicable to it of any court or of any state or foreign regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over it or any of its properties that is reasonably likely to have a Material
Adverse Effect.

     SECTION 5.6 Proceedings. Except as set forth in Schedule 5.6, there is no action, suit, proceeding or investigation pending before any court, regulatory body, arbitrator, administrative agency, or other tribunal or governmental instrumentality (a) asserting the invalidity of any Transaction Document, (b) seeking to prevent the issuance of KBK's Originator Assignment Certificate or the consummation of any of the transactions contemplated by any Transaction
Document or (c) seeking any determination or ruling that is reasonably likely to have a Material Adverse Effect.

     SECTION 5.7 Bulk Sales Acts. No transaction contemplated hereby requires compliance with, or will be subject to avoidance under, any bulk sales act or similar law.



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     SECTION 5.8 Government Approvals. Except for the filing of the UCC financing statements referred to in Article IV, all of which, at the time required in Article IV, shall have been duly made and shall be in full force and effect, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for KBK's due execution, delivery and performance of any Transaction Document to which it is a party.

     SECTION 5.9 Financial Condition.

         (a) Material Adverse Effect. Since December 31, 1999, no event has occurred that has had, or is reasonably likely to have, a Material Adverse
Effect.

         (b) Solvent. On the date hereof, and on the date of each purchase hereunder (both before and after giving effect to such purchase) KBK shall be Solvent.

     SECTION 5.10 Licenses, Contingent Liabilities, and Labor Controversies.

         (a) KBK has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its properties or to the conduct of its business, which violation or failure to obtain would be reasonably likely to have a Material Adverse Effect.

         (b) There are no labor controversies pending against KBK that have had (or are reasonably likely to have) a Material Adverse Effect.

     SECTION 5.11 Margin Regulations. No use of any funds acquired by KBK under this Agreement will conflict with or contravene any of Regulations T, U and X promulgated by the Federal Reserve Board from time to time.

     SECTION 5.12 Quality of Title.

         (a) Each Receivable of KBK (together with the Related Rights with respect to such Receivable) which is to be sold to the Company hereunder is or shall be owned by KBK, free and clear of any Adverse Claim, except as provided herein and in the Receivables Financing Agreement. Whenever the Company makes a purchase hereunder, it shall have acquired and shall continue to have maintained a valid and perfected ownership interest (free and clear of any Adverse Claim) in all Receivables generated by KBK and all Collections related thereto, and in KBK's entire right, title and interest in and to the Related Rights with respect thereto.

         (b) No effective financing statement or other instrument similar in effect covering any Receivable generated by KBK or any Related Rights is on file in any recording office (unless such financing statement has been terminated or assigned to the Collateral Agent) except such as may be filed in favor of the Company or KBK, as the case may be, in accordance with this Agreement or in favor of the Collateral Agent in accordance with the Receivables Financing
Agreement.



                                       10           Purchase and Sale Agreement

         (c) Unless otherwise identified to the Company on the date of the purchase hereunder, each Receivable purchased hereunder is on the date of purchase an Eligible Receivable.

     SECTION 5.13 Accuracy of Information. All factual written information heretofore or contemporaneously furnished (and prepared) by KBK to the Company, the Administrative Agent and Royal for purposes of or in connection with any Transaction Document or any transaction contemplated hereby or thereby is, and all other such factual written information hereafter furnished (and prepared) by KBK to the Company, the Administrative Agent and Royal pursuant to or in connection with any Transaction Document will be true and accurate in all material respects on the date as of which such information is dated or certified.

     SECTION 5.14 Offices. KBK's principal place of business and chief executive office is located at the address set forth under KBK's signature hereto, and the offices where KBK keeps all its books, records and documents evidencing its Receivables, the Underlying Documents and all other agreements related to such Receivables are located at the addresses specified in Schedule 5.14 (or at such other locations, notified to the Servicer, the Administrative Agent, the Collateral Agent and Royal in accordance with Section 6.1(f), in jurisdictions where all action required by Section 7.3 has been taken and completed).

     SECTION 5.15 Trade Names. KBK does not use any trade name other than its actual corporate name and the trade names set forth in Schedule 5.15. From and after the date that fell five (5) years before the date hereof, except as set forth in Schedule 5.15, KBK has not been known by any legal name other than its corporate name as of the date hereof, nor has KBK been the subject of any merger or other corporate reorganization.

     SECTION 5.16 Taxes. KBK has filed all tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

     SECTION 5.17 Compliance with Applicable Laws. KBK is in compliance with the requirements of all applicable laws, rules, regulations and orders of all governmental authorities, a breach of any of which, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect.

     SECTION 5.18 Reliance on Separate Legal Identity. KBK acknowledges that the Borrower, the Lender, the Administrative Agent, the Collateral Agent, Royal and each other Secured Party are entering into the Receivables Financing Agreement and other Transaction Documents in reliance upon the Company's identity as a legal entity separate from KBK.



                                       11           Purchase and Sale Agreement

                                   ARTICLE VI
                                COVENANTS OF KBK

     SECTION 6.1 Affirmative Covenants. From the date hereof until the first day following the Purchase and Sale Termination Date, KBK will, unless the Company, the Administrative Agent and Royal shall otherwise consent in writing:

         (a) Compliance with Laws, Etc. Comply in all material respects with all applicable laws, rules, regulations and orders with respect to the Receivables generated by it and the Contracts and other agreements related thereto except where the failure to so comply would not materially and adversely affect the collectibility of such Receivables or the rights of the Company hereunder.

         (b) Preservation of Corporate Existence. Preserve and maintain its existence as a corporation and all rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification would be reasonably likely to have a Material Adverse Effect.

         (c) Receivables Reviews. (i) At any time and from time to time (but not more frequently than once per calendar quarter, unless a Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event shall have occurred and be continuing) during regular business hours (upon at least five Business Days' prior notice), permit the Company, the Administrative Agent and Royal, or their respective agents or representatives to: (A) examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in possession or under the control of KBK relating to Receivables, including, without limitation, the related Underlying Documents and purchase orders and other agreements related thereto, and (B) visit the offices and properties of KBK for the purpose of examining such materials described in clause (i)(A) next above and to discuss matters relating to Receivables originated by it or the performance hereunder with any of the officers or employees of KBK having knowledge of such matters, and (ii) without limiting the foregoing clause (i) above, from time to time upon reasonable request of the Administrative Agent or Royal (but not more frequently than once per calendar quarter, unless a Sale Termination Event or an Unmatured Sale Termination Event has occurred), permit certified public accountants or other auditors selected by the Company, the Administrative Agent or Royal, to conduct a review of the Servicer's books and records with respect to the Receivables and all other documents related thereto. Any costs and expenses incurred in connection with the foregoing shall: (i) with respect to the Company or the Administrative Agent, as applicable, be paid by the Company or the Administrative Agent, as applicable, and (ii) with respect to Royal, be paid by KBK for the first $2,500 per calendar quarter and by Royal for any additional amounts; provided, however, that following the occurrence of a Termination Event or an Unmatured Termination Event, all such costs and expenses incurred by KBK, the Administrative Agent and Royal shall be paid by the Borrower.



                                       12           Purchase and Sale Agreement

         (d) Keeping of Records and Books of Account. Maintain and implement administrative and operating procedures (including, without limitation, an ability to re-create records evidencing Receivables it generates in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of such Receivables (including, without limitation, records adequate to permit the daily identification of each new Receivable and all Collections of and adjustments to each existing Receivable).

         (e) Performance and Compliance with Receivables and Underlying Documents. Timely and fully perform and comply, in all material respects, with all provisions, covenants and other promises required to be observed by it under the Underlying Documents and all other agreements related to the Receivables that it generates.

         (f) Location of Records. Keep its principal place of business and chief executive office, and the offices where it keeps its records concerning or related to Receivables, at the address(es) referred to in Schedule 5.14 or, upon 15 days' prior written notice to the Company, the Administrative Agent, the Collateral Agent and Royal, at such other locations in jurisdictions where all action required by Section 7.3 shall have been taken and completed.

         (g) Credit and Collection Policies. Comply in all material respects with its Credit and Collection Policy in connection with the Receivables that it generates and all Underlying Documents and other agreements related thereto.

         (h) Post Office Boxes. Prior to the date hereof, deliver to the Servicer (on behalf of the Company) a certificate from an authorized officer of KBK to the effect that (i) the name of the renter of all post office boxes into which Collections may from time to time be mailed have been changed to the name of the Company (unless such post office boxes are in the name of the relevant Lock-Box Banks) and (ii) all relevant postmasters have been notified that each of the Servicer and the Collateral Agent is authorized to collect mail delivered to such post office boxes (unless such post office boxes are in the name of the relevant Lock-Box Banks).

         (i) Transaction Documents. Comply in all material respects with the Transaction Documents to which it is a party.

         (j) Upon the request of the Administrative Agent or Royal, KBK shall cause each UCC financing statement covering any Obligor Collateral to be assigned to the Collateral Agent and to duly file such assignment in all appropriate filing offices.

     SECTION 6.2 Reporting Requirements. From the date hereof until the first day following the Purchase and Sale Termination Date, KBK will, unless the Servicer (with prior written consent of the Company, the Administrative Agent and Royal) shall otherwise consent in writing, furnish to the Company, the Administrative Agent and Royal:



                                       13           Purchase and Sale Agreement

         (a) Purchase and Sale Termination Events. As soon as possible after KBK has knowledge of the occurrence of, and in any event within two Business Days after KBK has knowledge of the occurrence of each Purchase and Sale Termination Event or each Unmatured Purchase and Sale Termination Event in respect of KBK, the statement of the chief financial officer or chief accounting officer of KBK describing such Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event and the action that KBK proposes to take with respect thereto, in each case in reasonable detail;

         (b) Proceedings. As soon as possible and in any event within two Business Days after KBK has knowledge thereof, written notice of (i) material litigation, investigation or proceeding of the type described in Section 5.6 not previously disclosed to the Company and (ii) all adverse developments that have occurred with respect to any previously disclosed litigation, proceedings and investigations that could have a Material Adverse Effect; and

         (c) Other. Promptly, from time to time, such other information, documents, records or reports respecting the Receivables or the conditions or operations, financial or otherwise, of KBK as the Company, the Lender, the Administrative Agent, the Collateral Agent and Royal may from time to time reasonably request in order to protect the interests of the Company, the Lender and each other Secured Party under or as contemplated by the Transaction Documents.

     SECTION 6.3 Negative Covenants. From the date hereof until the date following the Purchase and Sale Termination Date, KBK agrees that, unless the Servicer (on behalf of the Company) shall otherwise consent in writing, it shall not:

         (a) Sales, Liens, Etc. Unless provided herein or in any other Transaction Documents, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon or with respect to, any Receivable or the Related Rights.

         (b) Extension or Amendment of Receivables. Except as otherwise permitted under the Receivables Financing Agreement, extend, amend or otherwise modify the terms of any Receivable in any respect generated by it, or amend, modify or waive, in any material respect, any Underlying Document (which term or condition relates to payments under, or the enforcement of, such Underlying Document).

         (c) Change in Business or Credit and Collection Policy. Make any change in, or alter or otherwise modify in any material respect, the Credit and Collection Policy unless with prior written consent of the Administrative Agent and Royal.

         (d) Receivables Not to be Evidenced by Promissory Notes or Chattel Paper. Take any action to cause or permit any Receivable (other than the Loan Receivables) generated by it to become evidenced by any "instrument" or "chattel paper" (as defined in the applicable UCC).

         (e) Mergers, Acquisitions, Sales, etc. (i) Be a party to any merger or consolidation, except a merger or consolidation where KBK is the surviving entity or is merged or



                                       14           Purchase and Sale Agreement
consolidated with another Originator, or (ii) directly or indirectly sell, transfer, assign, convey or lease (other than to another Originator or wholly-owned Subsidiary thereof) (A) whether in one or a series of transactions, all or substantially all of its assets or (B) any Receivables or any interest therein (other than pursuant to this Agreement).

         (f) Lock-Box Banks. Make any changes in its instructions to Obligors regarding Collections or add or terminate any bank as a Lock-Box Bank, except in accordance with the terms provided in the Receivables Financing Agreement.

         (g) Accounting for Purchases. Account for or treat (whether in financial statements or otherwise) the transactions contemplated hereby in any manner other than as sales of the Receivables and the Related Rights by KBK to the Company.

                                   ARTICLE VII
                      ADDITIONAL RIGHTS AND OBLIGATIONS IN
                             RESPECT OF RECEIVABLES

     SECTION 7.1 Rights of the Company. KBK hereby authorizes the Company, the Servicer or their respective designees to take any and all steps in KBK's name necessary or desirable, in their respective reasonable determination, to collect all amounts due under any and all Receivables, including, without limitation, indorsing the name of KBK on checks and other instruments representing Collections and enforcing such Receivables and the provisions of the related Underlying Documents that concern payment and/or enforcement of rights to payment.

     SECTION 7.2 Responsibilities of KBK. Anything herein to the contrary notwithstanding:

         (a) Collection Procedures. KBK agrees to direct its respective Obligors to make payments of Receivables directly to a post office box related to the relevant Lock-Box Account at a Lock-Box Bank or to the Collection Account. KBK further agrees to transfer any Collections that it receives directly to the Collection Account within one (1) Business Day of receipt thereof, and agrees that all such Collections shall be deemed to be received in trust for the Company and shall be maintained and segregated separate and apart from all other funds and monies of KBK until transfer of such Collections to the Collection Account.

         (b) KBK shall perform its obligations hereunder, and the exercise by the Company or its designee of its rights hereunder shall not relieve KBK from such obligations.

         (c) None of the Company, the Servicer, the Administrative Agent, the Collateral Agent, the Lender, Royal or any other Secured Party shall have any obligation or liability to any Obligor or any other third Person with respect to any Receivables and the related Underlying Documents, nor shall the Company, the Servicer, the Lender, the Administrative Agent , the Collateral Agent, Royal or any other Secured Party be obligated to perform any of the obligations of KBK thereunder.



                                       15           Purchase and Sale Agreement

         (d) KBK hereby grants to the Servicer an irrevocable power of attorney, with full power of substitution, coupled with an interest, to take in the name of KBK all steps necessary or advisable to indorse, negotiate or otherwise realize on any writing or other right of any kind held or transmitted by KBK or transmitted or received by the Company (whether or not from KBK) in connection with any Receivable.

     SECTION 7.3 Further Action Evidencing Purchases. KBK agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action that the Servicer may reasonably request in order to perfect, protect or more fully evidence the Receivables and the Related Rights purchased by the Company hereunder, or to enable the Company to exercise or enforce any of its rights hereunder or under any other Transaction Document. Without limiting the generality of the foregoing, upon the request of the Servicer, KBK will:

         (a) execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate; and

         (b) mark the master data processing records that evidence or list (i) such Receivables and (ii) related Underlying Documents with the legend set forth in Section 4.1(j).

KBK hereby authorizes the Company or its designee to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Receivables and Related Rights now existing or hereafter generated by KBK. If KBK fails to perform any of its agreements or obligations under this Agreement, the Company or its designee may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of the Company or its designee incurred in connection therewith shall be payable by KBK as provided in Section 9.1.

     SECTION 7.4 Application of Collections. Any payment by an Obligor in respect of any indebtedness owed by it to any Originator shall, except as otherwise specified by such Obligor or required by applicable law and unless otherwise instructed by the Servicer (with the prior written consent of the Administrator), or the Administrator, be applied as a Collection of any Receivable or Receivables of such Obligor to the extent of any amounts then due and payable thereunder before being applied to any other indebtedness of such Obligor.

                                  ARTICLE VIII
                      PURCHASE AND SALE TERMINATION EVENTS

     SECTION 8.1 Purchase and Sale Termination Events. Each of the following events or occurrences described in this Section 8.1 shall constitute a "Purchase and Sale Termination Event":

         (a) A Termination Event (as defined in the Receivables Financing Agreement) shall have occurred and, in the case of a Termination Event (other than one described in Section



                                       16           Purchase and Sale Agreement

10.1(d) of the Receivables Financing Agreement), the Administrative Agent, shall have declared the Commitment Termination Date to have occurred; or

         (b) KBK shall fail to make any payment or deposit to be made by it hereunder when due and such failure shall remain unremedied for two (2) Business Days; or

         (c) Any representation or warranty made or deemed to be made by KBK (or any of its officers) under or in connection with this Agreement, any other Transaction Documents, or any other information or report delivered pursuant hereto or thereto shall prove to have been false or incorrect in any material respect when made or deemed made; or

         (d) KBK shall fail to perform or observe any other term, covenant or agreement contained in this Agreement on its part to be performed or observed and such failure shall remain unremedied for 30 days after written notice thereof shall have been given by the Servicer to KBK.

     SECTION 8.2 Remedies.

         (a) Optional Termination. Upon the occurrence of a Purchase and Sale Termination Event, the Company (and not the Servicer) shall have the option, by notice to KBK (with a copy to the Administrative Agent, the Collateral Agent and Royal), to declare the Purchase Commitment is terminated.

         (b) Remedies Cumulative. Upon any termination of the Purchase Commitment pursuant to Section 8.2(a), the Company shall have, in addition to all other rights and remedies under this Agreement, all other rights and remedies provided under the UCC of each applicable jurisdiction and other applicable laws, which rights shall be cumulative.

                                   ARTICLE IX
                                 INDEMNIFICATION

     SECTION 9.1 Indemnities by KBK. Without limiting any other rights which the Company may have hereunder or under applicable law, KBK agrees to indemnify the Company and each of its officers, directors, employees, partners, managers and agents (each of the foregoing Persons being individually called a "Purchase and Sale Indemnified Party"), forthwith on demand, from and against any and all damages, losses, claims, judgments, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively called "Purchase and Sale Indemnified Amounts") awarded against or incurred by any of them arising out of or as a result of the failure of KBK to perform its obligations under this Agreement or any other Transaction Document, or arising out of the claims asserted against a Purchase and Sale Indemnified Party relating to the transactions contemplated herein or therein or the use of proceeds thereof or therefrom, WHETHER THROUGH THE ALLEGED OR ACTUAL NEGLIGENCE OF SUCH PURCHASE AND SALE INDEMNIFIED PARTY OR OTHERWISE, excluding, however, (i) Purchase and Sale Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of such Purchase and Sale Indemnified Party, (ii) any



                                       17           Purchase and Sale Agreement
indemnification which has the effect of recourse for non-payment of the Receivables to any indemnitor (except as otherwise specifically provided under this Section 9.1) and (iii) any tax based upon or measured by net income, property, or gross receipts. Without limiting the foregoing, KBK shall indemnify each Purchase and Sale Indemnified Party for Purchase and Sale Indemnified Amounts relating to or resulting from:

         (a) the transfer by KBK of an interest in any Receivable to any Person other than the Company;

         (b) the breach of any representation or warranty made by KBK (or any of its officers) under or in connection with this Agreement or any other Transaction Document, or any information or report delivered by KBK pursuant hereto or thereto, which shall have been false or incorrect in any material respect when made or deemed made;

         (c) the failure by KBK to comply with any applicable law, rule or regulation with respect to any Receivable generated by KBK or the related Underlying Document, or the nonconformity of any Receivable generated by KBK or the related Underlying Document with any such applicable law, rule or regulation;

         (d) the failure to vest and maintain vested in the Company an ownership interest in the Receivables generated by KBK free and clear of any Adverse Claim, other than an Adverse Claim arising under the Transaction Documents;

         (e) the failure to file, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivables or purported Receivables generated by KBK, whether at the time of any purchase or at any subsequent time;

         (f) any dispute, claim, offset or defense (other than discharge in bankruptcy) of the Obligor to the payment of any Receivable or purported Receivable generated by KBK (including, without limitation, a defense based on such Receivable's or the related Underlying Document's not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the services related to any such Receivable or the furnishing of or failure to furnish such services;

         (g) any product liability claim arising out of or in connection with services that are the subject of any Receivable generated by KBK; and

         (h) any tax or governmental fee or charge (other than any tax excluded pursuant to clause (iii) in the proviso to the preceding sentence), all interest and penalties thereon or with respect thereto, and all out-of-pocket costs and expenses, including the reasonable fees and expenses of counsel in defending against the same, which may arise by reason of the purchase or ownership of the Receivables generated by KBK (including any Related Rights) connected with any such Receivables.



                                       18           Purchase and Sale Agreement

If for any reason the indemnification provided above in this Section 9.1 is unavailable to a Purchase and Sale Indemnified Party or is insufficient to hold such Purchase and Sale Indemnified Party harmless, then each of KBK, severally and for itself, shall contribute to the amount paid or payable by such Purchase and Sale Indemnified Party to the maximum extent permitted under applicable law.

                                    ARTICLE X
                                  MISCELLANEOUS

     SECTION 10.1 Amendments, etc.

         (a) The provisions of this Agreement may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and executed by the Company and KBK (with the prior written consent of the Administrative Agent and Royal).

         (b) No failure or delay on the part of the Company, the Servicer, KBK or any third party beneficiary in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Company, the Servicer or KBK in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Company or the Servicer under this Agreement shall, except as may otherwise be stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval under this Agreement shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

         (c) The Transaction Documents contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter thereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter thereof, superseding all prior oral or written understandings.

     SECTION 10.2 Notices, etc. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by certified mail, postage prepaid, or by facsimile, to the intended party at the address or facsimile number of such party set forth under its name on the signature pages hereof or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective (i) if personally delivered, when received,
(ii) if sent by certified mail three (3) Business Days after having been deposited in the mail, postage prepaid, and (iii) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means.

     SECTION 10.3 No Waiver; Cumulative Remedies. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. Without limiting the foregoing, KBK hereby authorizes the Company, at any time and from time to time, to the fullest extent permit-



                                       19           Purchase and Sale Agreement
ted by law, to set off, against any obligations of KBK to the Company arising in connection with the Transaction Documents (including, without limitation, amounts payable pursuant to Section 9.1) that are then due and payable or that are not then due and payable but are accruing in respect of the then current Collection Period, any and all indebtedness at any time owing by the Company to or for the credit or the account of KBK.

     SECTION 10.4 Binding Effect; Assignability. This Agreement shall be binding upon and inure to the benefit of the Company and KBK and their respective successors and permitted assigns. KBK may not assign any of its rights hereunder or any interest herein without the prior written consent of the Company, except as otherwise herein specifically provided. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time as the parties hereto shall agree. The rights and remedies with respect to any breach of any representation and warranty made by KBK pursuant to Article V and the indemnification and payment provisions of Article IX and Section 10.6 shall be continuing and shall survive any termination of this Agreement.

     SECTION 10.5 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

     SECTION 10.6 Costs, Expenses and Taxes. In addition to the obligations of KBK under Article IX, KBK, severally and for itself alone, agrees to pay on demand:

         (a) to the Company (and any successor and permitted assigns thereof) all reasonable costs and expenses incurred by such Person in connection with the enforcement of this Agreement, KBK Assignment Certificates and the other Transaction Documents; and

         (b) all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement or the other Transaction Documents to be delivered hereunder, and agrees to indemnify each Purchase and Sale Indemnified Party against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

     SECTION 10.7 SUBMISSION TO JURISDICTION. EACH PARTY HERETO HEREBY IRREVOCABLY (a) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE TARRANT COUNTY, TEXAS, DISTRICT COURTS OR UNITED STATES FEDERAL COURT FOR NORTHERN DISTRICT OF TEXAS OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY TRANSACTION DOCUMENT; (b) AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE OR UNITED STATES FEDERAL COURT; (c) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING; (d) IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO SUCH PERSON AT ITS ADDRESS SPECIFIED IN SECTION 10.2; AND (e) AGREES THAT



                                       20           Purchase and Sale Agreement

A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS SECTION 10.7 SHALL AFFECT THE COMPANY'S RIGHT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING ANY ACTION OR PROCEEDING AGAINST KBK OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTIONS.

     SECTION 10.8 WAIVER OF JURY TRIAL. EACH PARTY HERETO WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR RELATING TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT, OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, AND AGREES THAT (a) ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND (b) ANY PARTY HERETO (OR ANY ASSIGNEE OR THIRD PARTY BENEFICIARY OF THIS AGREEMENT) MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF ANY OTHER PARTY OR PARTIES HERETO TO WAIVER OF ITS OR THEIR RIGHT TO TRIAL BY JURY.

     SECTION 10.9 Captions and Cross References; Incorporation by Reference. The various captions (including, without limitation, the table of contents) in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to any underscored Section or Exhibit are to such Section or Exhibit of this Agreement, as the case may be. The Exhibits hereto are hereby incorporated by reference into and made a part of this Agreement.

     SECTION 10.10 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

     SECTION 10.11 Acknowledgment and Agreement. By execution below, KBK expressly acknowledges and agrees that all of the Company's rights, title, and interests in, to, and under this Agreement (but not its obligations), shall be assigned by the Company pursuant to the Receivables Financing Agreement, and KBK consents to such assignment. Each of the parties hereto acknowledges and agrees that the Administrative Agent, the Collateral Agent, the Lender, Royal and each other Secured Party are third party beneficiaries of the rights of the Company arising hereunder and under the other Transaction Documents to which KBK is a party.

     SECTION 10.12 No Proceeding. KBK hereby agrees that it will not institute, or join any other Person in instituting, against the Company any Insolvency Proceeding so long as the Company



                                       21           Purchase and Sale Agreement

Note remains outstanding and for at least one year and one day following the day on which the aggregate outstanding principal amount of the Company Note is paid in full.

     SECTION 10.13 Limited Recourse. Except as explicitly set forth herein, the obligations of the Company under this Agreement or any other Transaction Documents to which it is a party are solely the obligations of the Company. No recourse under any Transaction Document shall be had against, and no liability shall attach to, any officer, employee, director, partner, manager, or beneficiary, whether directly or indirectly, of the Company.

                            [Signature Pages Follow]






                                       22           Purchase and Sale Agreement

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                    KBK FINANCIAL, INC., as Originator

                                    By: /s/ DEBORAH B. WILKINSON
                                       -------------------------------
                                       Name: Deborah B. Wilkinson
                                       Title: Executive Vice President

                                    2200 City Center II
                                    301 Commerce Street
                                    Fort Worth, TX 76102
                                    Attention:  Deborah Wilkinson, CFO
                                    Telephone: (817) 258-6174
                                    Facsimile:  (817) 258-6105






                                       S-1          Purchase and Sale Agreement

                                    KBK ACCEPTANCE COMPANY LP


                                    By: /s/ ROBERT J. MCGEE
                                       -------------------------------
                                       Name: Robert J. McGee
                                       Title: President

                                    2200 City Center II
                                    301 Commerce Street
                                    Fort Worth, TX 76102
                                    Attention: Deborah Wilkinson
                                    Telephone: (817) 258-6059
                                    Facsimile: (817) 258-6143





                                      S-2           Purchase and Sale Agreement